THE SWISS HELVETIA FUND, INC. ANNOUNCES EX-RIGHTS DATE
FOR RIGHTS OFFERING

Press Release – For Immediate Release

New York, New York—May 22, 2007

The Swiss Helvetia Fund, Inc. (NYSE: SWZ) has announced, in connection with its previously publicized rights offering, that the New York Stock Exchange has confirmed the Fund’s common stock is trading ex-rights as of today. The record date for the rights offering is May 24, 2007, as previously announced by the Fund.

The rights were admitted for trading on a when-issued basis on May 21, 2007.

Stockholders who have questions regarding the rights offering should contact the Information Agent for the offering, Georgeson Inc., at 1-800-561-3947.

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The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end management investment company seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. Its shares are listed on the New York Stock Exchange under the symbol “SWZ.” Because the Fund is non-diversified, it can take larger positions in fewer companies, thereby increasing its overall risk profile. Investments in securities of foreign companies present greater risks including currency fluctuations and changes in political and economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than U.S. markets.

Shares of closed-end investment companies frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Before investing in the Fund, investors should carefully consider the investment objective, strategies, risks, and charges and expenses of the Fund. This information, and other information about the Fund, can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

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NOT FDIC/NCUA INSURED             MAY LOSE VALUE         NO BANK GUARANTEE
NOT A DEPOSIT                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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The Fund is managed by Hottinger Capital Corp. For further information, please contact Rudolf Millisits, Executive Vice President of Hottinger Capital Corp., at 1-888-SWISS-00 or 1-212-332-2760, 1270 Avenue of the Americas, Suite 400, New York, New York, 10020.